Acquisition of Sri Sai Cable and Broadband Private Limited (Details) - Schedule of the Purchase Costs Paid Under the Terms of the Executed Agreements - Goodwill upon Acquisition [Member]	Mar. 31, 2024 USD ($)
Schedule of the Purchase Costs Paid Under the Terms of the Executed Agreements [Line Items]
Consideration transferred	$ 2,500,000
Add: Non-controlling interest – 49%	1,768,961
Less: Sri Sai Net Assets	3,610,124
Goodwill	$ 658,837